UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 15, 2006
ARCADIA RESOURCES, INC.
(Exact Name of Registrant as Specified in its Charter)
Nevada
(State or Other Jurisdiction of Incorporation)

000-31249 (Commission File Number)	88-0331369 (IRS Employer Identification No.)
26777 Central Park Blvd., Suite 200 Southfield, Michigan 48076
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (248) 352-7530
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
     On December 15, 2006, Arcadia Resources, Inc. (the “Company”) adopted an amended and restated Code of Ethics and Conduct, to become effective on January 1, 2007, which updates the Code of Ethics and Conduct Effective July 29, 2004. The Code of Ethics and Conduct applies to all Company associates, including the Company’s executive officers. A copy of the amended and restated Code of Ethics and Conduct is attached as Exhibit 14.1.
Item 9.01(c) Exhibits.
Exhibit 14.1 Arcadia Resources, Inc. Code of Ethics and Conduct, as Amended and Restated Effective January 1, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcadia Resources, Inc.
By:	/S/ Rebecca R. Irish
Rebecca R. Irish
Its: Secretary and Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: December 21, 2006

EXHIBIT INDEX

Exhibit number	Exhibit
14.1	Arcadia Resources, Inc. Code of Ethics and Conduct, as Amended and Restated Effective January 1, 2007.